SECURITIES AND EXCHANGE COMMISSION

                           Washington, D. C.  20549

                                   FORM 8-K
                                CURRENT REPORT

                      PURSUANT TO SECTION 13 OR 15(d) OF
                     THE SECURITIES EXCHANGE ACT OF 1934

                        Date of Report: June 21, 2002

                         Commission File No. 0-17069


                              Excal Enterprises, Inc.
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            (Exact name of registrant as specified in its charter)


           Delaware                                  59-2855398
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(State or other jurisdiction of        (I.R.S. Employer Identification No.)
incorporation or organization)

           100 North Tampa Street, Suite 3575, Tampa, Florida  33602
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                   (Address of principal executive offices)

                                (813) 224-0228
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              Registrant's telephone number, including area code


Item  5.  Other.

The Company intends to file Form 15 with the Securities and Exchange Commission on Friday June 28, 2002. The effect of filing Form 15 will be to terminate the Company's registration under Section 12(g) of the Securities and Exchange Act of 1934 and suspend the Company's requirement to report under Forms 10-KSB, 10-QSB and 8-K. The deregistration will take effect within 90 days of filing the Form 15, or earlier if accelerated by the Securities and Exchange Commission, and the Company's Common Stock will no longer be listed on the OTC Bulletin Board.



SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        EXCAL ENTERPRISES, INC.

Dated: June 20, 2002                    By:     /S/ TIMOTHY R. BARNES
                                        Timothy R. Barnes
                                        Vice-president, Secretary
                                        Treasurer and CFO